UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BEACON ROOFING SUPPLY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Beacon Roofing Supply, Inc.
Annual Meeting of Stockholders
Wednesday, May 15, 2024, 8:00 AM Eastern Time
Salamander Middleburg, 500 N. Pendleton St., Middleburg, Virginia 20117, Bluemont Ballroom

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/BECN

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control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the
Internet.

If you want to receive a paper or e-mail copy of the proxy materials for this year’s meeting, you must request one. You may also request a paper or e-mail copy of proxy materials for all future meetings. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 3, 2024.

SEE REVERSE FOR FULL AGENDA

Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Scan QR for digital voting Proxy Materials: Notice of Meeting and Proxy Statement & 2023 Annual Report Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 15, 2024 for Stockholders of Record as of March 18, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/BECN Call: 1-866-648-8133 Email: paper@investorelections.com * Your control number If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Beacon Roofing Supply, Inc. Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

 FOR ALL NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2, 3 AND 4.

PROPOSAL

1.	Election of ten members to our Board of Directors to hold office until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

1.01	Stuart A. Randle

1.02	Julian G. Francis

1.03	Major General (Ret.) Barbara G. Fast

1.04	Alan Gershenhorn

1.05	Melanie M. Hart

1.06	Racquel H. Mason

1.07	Robert M. McLaughlin

1.08	Earl Newsome, Jr.

1.09	Neil S. Novich

1.10	Douglas L. Young

2.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.

To approve the compensation for our named executive officers as presented in the Compensation Discussion and Analysis, the compensation tables, and the related disclosures contained in the Proxy Statement on a non-binding, advisory basis.

4.	To approve the Company’s 2024 Stock Plan.

5.	The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.